UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 20, 2010

NRG Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239
(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center
Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)
(609) 524-4500
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-1.1
EX-4.1
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On August 20, 2010, NRG Energy, Inc. (“NRG”) completed the sale of $1,100,000,000 aggregate principal amount of 8.25% senior notes due 2020 (the “Senior Notes”) pursuant to the terms of the purchase agreement dated August 17, 2010 (the “Purchase Agreement”) among NRG, the guarantors named therein, and Citigroup Global Markets Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of the several initial purchasers listed therein (the “Initial Purchasers”). The Senior Notes were issued under an Indenture, dated February 2, 2006, among NRG and Law Debenture Trust Company of New York, as trustee (the “Trustee”), as supplemented by the Thirty-Sixth Supplemental Indenture, dated August 20, 2010 (the “Thirty-Sixth Supplemental Indenture”) among NRG, the guarantors named therein and the Trustee, establishing the terms and providing for the issuance of the Senior Notes. The Thirty-Sixth Supplemental Indenture and the form of Senior Notes, which is attached as an exhibit to the Thirty-Sixth Supplemental Indenture, provide, among other things, that the Senior Notes will be senior unsecured obligations of NRG. Interest is payable on the Senior Notes on March 1 and September 1 of each year beginning on March 1, 2011 until their maturity date of September 1, 2020.
     The terms of the Thirty-Sixth Supplemental Indenture, among other things, limit the ability of NRG and certain of its subsidiaries to: make restricted payments; restrict dividends or other payments of subsidiaries; incur additional debt; engage in transactions with affiliates; create liens on assets; engage in sale and leaseback transactions; and consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries.
     The Thirty-Sixth Supplemental Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of other agreements in the indentures; defaults in failure to pay certain other indebtedness; the rendering of judgments to pay certain amounts of money against NRG and its subsidiaries; the failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding series of Senior Notes may declare all the Senior Notes of such series to be due and payable immediately.
     The Senior Notes were sold to the Initial Purchasers for resale to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S. Pursuant to the terms of the registration rights agreement dated August 20, 2010 (the “Registration Rights Agreement”) among NRG, the guarantors named therein, and Citigroup Global Markets Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of the Initial Purchasers, NRG has agreed to offer to exchange substantially identical senior notes that have been registered under the Securities Act of 1933, as amended, for the Senior Notes, or, in certain circumstances, to register resales of the Senior Notes.
     The Senior Notes were issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. Therefore, Senior Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Form 8-K and the attached press release does not constitute an offer to sell any securities or a solicitation of an offer to purchase any securities.
     The Purchase Agreement, the Thirty-Sixth Supplemental Indenture, the form of Senior Notes and the Registration Rights Agreement, are filed as exhibits 1.1, 4.1, 4.2 and 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.
     The disclosures under Item 1.01(a) of this Current Report on Form 8-K relating to the Thirty-Sixth Supplemental Indenture and the form of Senior Notes are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.
     The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.
Item 8.01 Other Events.
     On August 17, 2010, NRG issued a press release announcing the pricing of the Senior Notes pursuant to the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Document

1.1	Purchase Agreement, dated August 17, 2010, among NRG Energy, Inc., the guarantors named therein and Citigroup Global Markets Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of the several initial purchasers.

4.1	Thirty-Sixth Supplemental Indenture, dated August 20, 2010, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.2	Form of 8.25% Senior Note due 2020 (incorporated by reference to Exhibit 4.1 filed herewith).

10.1	Registration Rights Agreement, dated August 20, 2010, among NRG Energy, Inc., the guarantors named therein and Citigroup Global Markets Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of the several initial purchasers.

99.1	Press Release dated August 17, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NRG Energy, Inc.
By:	/s/ Michael R. Bramnick
Michael R. Bramnick
Executive Vice President and General Counsel

August 20, 2010

Exhibit Index

Exhibit No.	Description

1.1	Purchase Agreement, dated August 17, 2010, among NRG Energy, Inc., the guarantors named therein and Citigroup Global Markets Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of the several initial purchasers.

4.1	Thirty-Sixth Supplemental Indenture, dated August 20, 2010, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.2	Form of 8.25% Senior Note due 2020 (incorporated by reference to Exhibit 4.1 filed herewith).

10.1	Registration Rights Agreement, dated August 20, 2010, among NRG Energy, Inc., the guarantors named therein and Citigroup Global Markets Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of the several initial purchasers.

99.1	Press Release dated August 17, 2010.